UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	N/A
(Address of principal executive office)	(Zip Code)

(353) (1) 234-3136

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD Disclosure.

At an upcoming investment community event, Seagate executives (the “Company” or “Seagate”) will provide investors with an update regarding the expected impact to the hard disk drive industry and to the Company as it relates to the severe flooding in Thailand.  Additionally, the Company will discuss an update to its expected December 2011 quarter unit shipments, revenue and gross margin percentage.

Specifically, the Company expects to communicate the following:

Industry

•                  The industry’s component supply chain has been disrupted, and given the severity of the situation and the extensive supply constraints that currently exist, the effects on the hard disk drive industry are expected to be substantial and to extend over several quarters.

•                  Specifically for the December 2011 quarter, unconstrained demand for hard disk drives is believed to be approximately 180 million units; however, given the supply chain constraints, industry projections suggest that shipments are now expected to be limited to approximately 110 - 120 million units.

•                  While the industry’s ability to manufacture hard disk drives should improve for the March 2012 quarter, it is expected that demand will continue to significantly exceed supply and that pricing would remain stable.

Seagate

•                  The Company’s component and drive assembly factories in Thailand have not been directly impacted due to the flooding; however, as disclosed on October 20, 2011 in our Supplemental Commentary furnished with our Current Report on Form 8-K as Exhibit 99.2, the Company’s ability to manufacture hard disk drives has been impacted due to external component constraints.

•                  For the December 2011 quarter, the Company currently expects to report shipments in the range of 41 - 45 million units, revenue between $2.6 - $2.7 billion and gross margin as a percent of revenue near the high end of the Company’s target range of 22% - 26%. The Company expects operating expenses (R&D and SG&A) to be approximately $370 million, excluding expenses to be incurred pursuant to the acquisition of Samsung Electronics Co., Ltd.’s (“Samsung”) hard drive business and any operating expenses of the acquired business following the closing date, which cannot be estimated at this time.

•                  As disclosed in our fiscal quarter 2012 financial results conference call on October 20, 2011, if external component constraints are resolved by the end of December 2011, the Company would expect production capacity of approximately 60 million units for the March 2012 quarter, excluding any additional capacity from the acquisition of Samsung’s hard drive business.  Assuming requisite regulatory approvals are received and the acquisition closes by the end of the 2011 calendar year, the additional capacity from the acquisition is expected to be incremental by up to 10 million units in the March 2012 quarter.

The information in this Current Report on Form 8-K is “furnished” but shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about our plans, strategies and prospects and estimates of industry growth for the fiscal quarter ending December 30, 2011 (the “December 2011 quarter”) and beyond, including, but not limited to, statements related to the Company’s future operating and financial performance in the December 2011 quarter and thereafter, and statements regarding customer demand for disk drives and general market conditions. These statements identify prospective information and include words such as “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects” and similar expressions. These forward-looking statements are based on information available to the Company as of the date of this Current Report. Current expectations, forecasts and assumptions involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements.  Such risks, uncertainties, and other factors may be beyond the Company’s control. In particular, the uncertainty in global economic conditions continues to pose a risk to the Company’s operating and financial performance as consumers and businesses may defer purchases in response to tighter credit and negative financial news. Such risks and uncertainties also include, but are not limited to, the impact of variable demand and the adverse pricing environment for disk drives; dependence on the Company’s ability to successfully qualify, manufacture and sell its disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly the new disk drive products with lower cost structures; the impact of competitive product announcements; the Company’s ability to achieve projected cost savings in connection with restructuring plans; the risk that the previously announced transaction with Samsung will not be consummated and the risk that the Company will incur significant costs in connection with the transaction with Samsung; and significant disruption to the industry supply chain due to the severe flooding throughout parts of Thailand, which may pose a risk to the Company’s operating and financial performance.

Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission on August 17, 2011 and October 27, 2011, respectively, which statements are incorporated into this Current Report by reference.  These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ KENNETH M. MASSARONI

Name:	Kenneth M. Massaroni

Title:	Executive Vice President, General Counsel, and Chief Administrative Officer

Date: November 3, 2011